Agreements	6 Months Ended
Dec. 31, 2024
Agreements [Abstract]
Agreements
4.	Agreements

Boustead Agreement

On May 1, 2022, our wholly owned subsidiary RoyaLand Company entered into an agreement with Boustead Securities, LLC (“Boustead”) under which Boustead agreed to provide certain services to us with respect to corporate financing transactions, including the private placement of securities and the IPO of our common shares that will be applied for listing on a stock exchange, and any post-IPO financings we may complete from time to time. Under the agreement, we agreed to pay certain other fees and warrants as described in the agreement. For financing transactions, we agreed to pay a success fee equal to seven percent (7%) of the transaction amount and a non-accountable expense allowance equal to one percent (1%) of the transaction amount. In addition, we agreed to issue warrants equal to seven percent (7%) of the transaction amount. On August 10, 2023, we entered into an amendment to the agreement removing all references to “IPO” or “initial public offering” in the agreement and stating that Boustead would not serve or act as a managing underwriter or in any similar capacity with the IPO, either as underwriter or otherwise, and will not be, and has not been, engaged to “participate” in connection with the IPO. Additionally, Boustead acknowledged that Revere Securities, LLC, with whom the Company entered into an engagement letter on November 29, 2022, would act as the exclusive agent, advisor or underwriter in connection with the IPO.

Neosperience Agreement

In July 2023, we signed an agreement with Neosperience S.p.A. under which Neosperience agreed to provide consulting and development services (the “Project”) with respect to our MMORPG, called TheRoyal.Land. The Project is to be accomplished in five phases. The first four phases of the Project are the research phase with the final phase being the development phase. As compensation for their services, we agreed to pay Neosperience a total amount ranging from €625,000 to €675,000, the exact amount to be determined after completion of phase four of the Project. The agreement specifies that €275,000, which represents payments for the research phase of the Project, shall be paid on certain dates through September 5, 2023, and that the remaining amount will be split into five milestones, payable on the completion of each milestone.

As of December 31, 2024, we have incurred a total expense of $582,840 related to Neosperience. This amount includes payments totaling $301,617 covering the research phase of the Project and payments and accruals of $281,223 for milestones reached in the development phase through December 31, 2024. Following the guidance of IAS 38 Intangible Assets, we have expensed all costs incurred to date for the Project. The guidance requires that costs incurred in the research phase be expensed. In addition, we determined that costs incurred in the development phase should be expensed as not all of the six criteria for capitalization of these costs under the guidance have been met.

Skyline Agreement

In July 2023, we entered into an investor relations services agreement with Skyline Corporate Communications Group. The agreement has a term of twelve (12) months and is automatically renewable unless cancelled within 60 days of the termination date. Under the agreement, Skyline agreed to provide corporate communications advisory services as well as other investor relations services described in the agreement. We agreed to compensate Skyline based on the types of services provided.

In the fourth quarter of calendar 2023, Skyline agreed to temporarily postpone any further payments due them under the agreement and instead utilize their services on an as-needed basis. During the six-month periods ended December 31, 2024 and 2023, we recorded operating expenses of $24,903 and $30,000, respectively, in connection with our arrangement with Skyline.